Exhibit 10.5

BorrowMoney.Com, Inc.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHALL BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SECURITIES OFFERED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS:

THE INFORMATION PROVIDED BELOW IS GIVEN TO YOU PURSUANT TO FLORIDA LAW AND SETS FORTH YOUR RIGHTS ACCORDING TO THE FLORIDA INVESTOR PROTECTION ACT. PLEASE READ CAREFULLY AND SIGN BELOW ACKNOWLEDGING YOUR UNDERSTANDING OF ALL RIGHTS AFFORDED YOU.

THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID THIS PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

SUBSCRIPTION AGREEMENT

[For Purchase of Common Shares]

BORROWMONEY.COM, INC.

Ladies and Gentlemen:

The undersigned (the “Subscriber”), desires to become a holder of _____________________ Shares (the “Shares”) of the common securities, $0.001par value of BORROWMONEY.COM, INC. a Florida corporation (the “Company”). Accordingly, the Subscriber hereby agrees as follows:

1. Subscription. The Subscriber hereby subscribes for and agrees to accept from the Company that number of Shares set forth on the Signature Page attached to this Subscription Agreement (the “Agreement”), _____________________shares of the Company’s common shares at a per share price of $_____ per share for the aggregate consideration of $_____________________.

2. Purchase Procedure. The Subscriber acknowledges that, in order to subscribe for Shares, he must, and he does hereby, deliver to the Company:

2.1 One (1) executed counterpart of the Signature Page attached to this Agreement together with appropriate notarization; and

2.2 A check, subject to collection, in the amount set forth on the Signature Page attached to this Agreement or a wire transfer to the Company’s bank (instructions attached herein), representing payment in full for the Shares desired to be purchased hereunder, made payable to the order of BorrowMoney.com, Inc.; and

2.3 An executed copy of the Confidential Purchaser Questionnaire.

3. Representations of Subscriber. By executing this Agreement, the Subscriber makes the following representations, declarations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1 Such Subscriber acknowledges that he has received, carefully read and understands in their entirety; (a) this Subscription Agreement; (b) all information necessary to verify the accuracy and completeness of the Company’s representations, warranties and covenants made herein; and (c) written (or verbal) answers to all questions the Subscriber submitted to the Company regarding an investment in the Company; and the Subscriber has relied on the information contained therein and has not been furnished with any other documents, offering literature, memorandum or prospectus.

3.2 Such Subscriber understands that (i) the Shares being purchased hereunder have been offered pursuant to Regulation D, Section 506 and Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Act”) and have not been registered under the laws of certain states, and are being offered and sold in reliance upon exemptions from the registration provisions of such laws; (ii) Subscriber cannot sell the Shares unless they are registered under any applicable federal or state securities laws or unless exemptions from such registration requirements are available; (iii) a legend will be placed on any certificate or certificates evidencing the Shares, stating that such securities have not been registered under any federal or state securities laws and setting forth or referring to the restrictions on transferability and sales of the securities; (iv) the Company will place stop transfer instructions against the securities and the certificates for the securities to restrict the transfer thereof; and (v) the Company has no obligations to register the securities or assist the Subscriber in obtaining an exemption from the Securities and Exchange commission or from the various state registration requirements except as set forth herein or therein. Subscriber agrees not to resell the Shares without compliance with the terms of this Subscription Agreement and any applicable federal or state securities laws.

3.3 Such Subscriber agrees not to sell or otherwise transfer the Subscriber’s Shares unless and until they are subsequently registered under any applicable federal or state securities laws or unless an exemption from any such registration is available.

3.4 Such Subscriber understands that an investment in the Shares involves substantial risks and Subscriber recognizes and understands the risks relating to the purchase of the Shares.

3.5 Such Subscriber has, either alone or together with the Subscriber’s Purchaser Representative (as that term is defined in Regulation D under the Act), such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Company.

3.6 Such Subscriber’s investment in the Company is reasonable in relation to his net worth and financial needs and he is able to bear the economic risk of losing his entire investment in the Shares.

3.7 Such Subscriber understands that (i) the offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company’s representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s) the offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment.

3.8 Such Subscriber is aware that the Shares have not been registered under the Act and that no market exists therefor. The Subscriber has adequate means of providing for the Subscriber’s current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of his entire investment.

3.9 Such Subscriber (i) is a citizen or resident of the United States of America, (ii) is at least 21 years of age, (iii) has adequate means of providing for his current needs and personal contingencies, (iv) has no need for liquidity in his investment in the Shares, and (v) maintains his domicile (and is not a transient or temporary resident) at the address shown below.

3.10 All information which the Subscriber has provided the Company concerning the Subscriber, the Subscriber’s financial position and the Subscriber’s knowledge of financial and business matters, is correct and complete as of the date hereof and as of the date of Closing, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Company with such new information. The Subscriber agrees that financial and other information concerning the Subscriber may be disclosed by the Company to any persons or entities that may enter into a transaction with the Company. The Subscriber further agrees, if requested by the Company or its authorized representative, to provide bank references or other confirming information concerning the Subscriber’s financial information as may be reasonably requested by the Company.

3.11 Such Subscriber shall not sell, assign, encumber or transfer all or any part of the Shares being acquired (except a transfer upon his death, incapacity or bankruptcy or a transfer without consideration to his spouse and/or children and/or a trust for the benefit of such family members), unless the Company has determined, upon the advice of counsel for the Company, that no applicable federal or state securities laws will be violated as a result of such transfer. The Company may require an opinion of counsel acceptable to the Company to the effect that such transfer or assignment (a) may be affected without registration of the Shares under the Act, and (b) does not violate any applicable federal or state securities laws.

3.12 Such Subscriber represents that the Company has made available to him all information which he deemed material to making an informed investment decision in connection with his purchase of securities of the Company; that the Subscriber is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables Subscriber to obtain information from the Company in order to evaluate the merits and risks of this investment; and that he has been represented by Counsel and been advised concerning the risks and merits of this investment. Further, Subscriber acknowledges that the Company has made available to him the opportunity to ask questions of, and receive answers from the Company, its officers, directors and other persons acting on its behalf, concerning the terms and conditions of his purchase and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information disclosed to Subscriber. Further, Subscriber represents that no statement, printed material or inducement was given or made by the Company or anyone on its behalf which is contrary to the information disclosed to him.

3.13 Such Subscriber is familiar with the nature and extent of the risks inherent in investments in unregistered securities and in the business in which the Company is engaged and intends to engage and has determined, either personally or in consultation with the Subscriber’s Purchaser Representative or attorney, that an investment in the Company is consistent with the Subscriber’s investment objectives and income prospects.

3.14 Such Subscriber acknowledges that the Company has made available to him, at a reasonable time prior to his purchase of the Shares, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain any information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, which is necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision.

3.15 Such Subscriber acknowledges that the Company has the unconditional right to accept or reject this subscription, in whole or in part. The Company will notify the Subscriber whether this subscription is accepted or rejected. If such subscription is rejected, payment will be returned to the Subscriber.

3.16 If the Subscriber is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so.

3.17 If the Subscriber is purchasing the Shares in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Subscription Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Shares as such requirements are set forth herein, concurs in the purchase of the Shares and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

4. Indemnification. Subscriber hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, employees, agents and affiliates from and against any and all damages, losses, costs, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) which they, or any of them, may incur by reason of the Subscriber’s failure to fulfill any of the terms and conditions of this Agreement or by reason of the Subscriber’s breach of any of his representations and warranties contained herein. This Agreement and the representations and warranties contained herein shall be binding upon the Subscriber’s heirs, executors, administrators, representatives, successors and assigns. THE COMPANY HAS BEEN ADVISED THAT THE INDEMNIFICATION OF THE COMPANY, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND AFFILIATES IS DEEMED TO BE VOID AS AGAINST PUBLIC POLICY AND UNENFORCEABLE IN SOME STATES.

5. Arbitration Agreement.

5.1 Subscriber represents, warrants and covenants that any controversy or claim brought directly, derivatively or in a representative capacity by him in his capacity as a present or former security holder, whether against the Company, in the name of the Company or otherwise, arising out of or relating to any acts or omissions of the Company, or any security holder or any of their officers, directors, agents, affiliates, associates, employees or controlling persons (including without limitation any controversy or claim relating to a purchase or sale of the Note) shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association (“AAA”) and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Any controversy or claim brought by the Company against the Subscriber, whether in his capacity as present or former security holder of the Company in or against any of the Subscriber’s officers, directors, agents, affiliates, associates, employees or controlling persons shall also be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the AAA and judgment rendered by the arbitrators may be entered in any court having jurisdiction thereof. In arbitration proceedings under this Paragraph 5, the parties shall be entitled to any and all remedies that would be available in the absence of this Paragraph 5 and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable. This Paragraph 5 shall apply, without limitation, to actions arising in connection with the offer and sale of the Notes contemplated by this Agreement under any Federal or state securities laws.

5.2 The arbitration of any dispute pursuant to this Paragraph 5 shall be held in Palm Beach County, Florida.

5.3 Notwithstanding the foregoing in order to preserve the status quo pending the resolution by arbitration of a claim seeking relief of an injunctive or equitable nature, any party, upon submitting a matter to arbitration as required by this Paragraph 5, may simultaneously or thereafter seek a temporary restraining order or preliminary injunction from a court of competent jurisdiction pending the outcome of the arbitration.

5.4 This Paragraph 5 is intended to benefit the security holders, agents, affiliates, associates, employees and controlling persons of the Company, each of whom shall be deemed to be a third-party beneficiary of this Paragraph 5, and each of whom may enforce this Paragraph 5 to the full extent that the Company could do so if a controversy or claim were brought against it.

5.5 Subscriber acknowledges that this Paragraph 5 limits a number of Subscriber’s rights, including without limitation (i) the right to have claims resolved in a court of law and before a jury; (ii) certain discovery rights; and (iii) the right to appeal any decision.

6. Registration Rights. If, at such time in the future, and at the sole discretion of the Company, the Company elects to file a registration statement with the Securities and Exchange Commission, pursuant to either the Securities Act of 1933 or the Exchange Act of 1934, or both, any Shares then owned by the Subscriber shall be granted “piggy back” registration rights which will provide that said Shares may be registered with all other Shares of the Company. Any expenses incurred in connection with the registration of the Shareholder’s Shares shall be the obligation of the Company. Notwithstanding anything to the contrary, the Subscriber acknowledges that the Company is under no obligation to file a registration statement for any Shares, but, if one is filed, said Shares shall be included, as an accommodation to the Subscriber.

7. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws applicable to contracts made and wholly performed in the State of Florida.

8. Execution in Counterparts. This Subscription Agreement may be executed in one or more counterparts.

9. Persons Bound. This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

10. Entire Agreement. This Subscription Agreement, when accepted by the Company, will constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. This Subscription Agreement may not be modified, changed, waived or terminated other than by a writing executed by all the parties hereto. No course of conduct or dealing shall be construed to modify, amend or otherwise affect any of the provisions hereof.

11. Assignability. The Subscriber acknowledges that he may not assign any of his rights to or interest in or under this Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

12. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein. Any such notice shall be deemed given when delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, three days after the date of deposit in the United States mails.

13. Interpretation.

13.1 When the context in which words are used in this Agreement indicates that such is the intent, singular words shall include the plural, and vice versa, and masculine words shall include the feminine and neuter genders, and vice versa.

13.2 Captions are inserted for convenience only, are not a part of this Agreement, and shall not be used in the interpretation of this Agreement.

14. CERTIFICATION. THE SUBSCRIBER CERTIFIES THAT HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND THAT EVERY STATEMENT MADE BY THE SUBSCRIBER HEREIN IS TRUE AND COMPLETE.

THIS SPACE LEFT BLANK INTENTIONALLY

SUBSCRIBER SIGNATURE PAGE

The undersigned, desiring to subscribe for the number of Shares of common stock, $0.001 par value of BorrowMoney.com, Inc. (The “Company”) as is set forth below, acknowledges that he has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he does hereby agree to al the terms and conditions contained therein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

(PLEASE PRINT OR TYPE)

Number of Shares of $0.001 par	____________________

Total Amount of Subscription:	$ ____________________

Exact name(s) of Subscriber(s):

Signature of Subscriber(s)

__________________________

___________________________

___________________________	Residence or Mailing Address:

___________________________

Telephone Numbers (include Area Code):

Business:(  )                                               Home: (  )

Social Security or Taxpayer

Identification Number(s): ________________________________________________

ACCEPTED BY: BORROWMONEY.COM, INC.

This _____day of _______, 2020	By: Aldo Piscitello, President